Exhibit T3A-7

NEW JERSEY DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES

CERTIFICATE OF FORMATION

GSD NJ LLC
0450486944

The above-named DOMESTIC LIMITED LIABILITY COMPANY was duly filed in accordance with New Jersey State Law on 05/04/2020 and was assigned identification number 0450486944. Following are the articles that constitute its original certificate.

1. **Name:**
   GSD NJ LLC

2. **Registered Agent:**
   AARON JASON EPSTEIN

3. **Registered Office:**
   950 US HIGHWAY 1 NORTH
   WOODBRIDGE, NEW JERSEY 07095

4. **Business Purpose:**
   TO PROVIDE MANAGEMENT, ADVISORY, AND CONSULTING SERVICES; OPERATE STATE-LICENSED REGULATED CANNABIS ALTERNATIVE TREATMENT CENTERS; MANUFACTURE, CULTIVATE, AND DISPENSE MEDICAL CANNABIS; CONDUCT PHARMACOLOGICAL RESEARCH; AND ALL OTHER PURPOSES PERMITTED BY LAW. +

5. **Duration:**
   PERPETUAL

6. **Effective Date of this Filing is:**
   05/04/2020

7. **Members/Managers:**
   STRATEGIC HEALTHCARE INITIATIVES LLC
   PO BOX 1
   JERSEY CITY, NEW JERSEY 07303-0001

   AARON J. EPSTEIN
   26 SCARLET OAK ROAD
   FLEMINGTON, NEW JERSEY 08822

   PAUL A. HIGDON
   11310 LAKE SHORE DRIVE
   COOPER CITY, FLORIDA 33026

   DAVID J. WEISSER
   1134 SOUTH BISCAYNE POINT ROAD
   MIAMI BEACH, FLORIDA 33141

   MICHAEL H. WEISSER DESCENDANT'S TRUST
   20155 NE 38TH CT, STE 201
   AVENTURA, FLORIDA 33180

   MICHAEL H. WEISSER
   20155 NE 38TH CT, STE 201

Continued on next page ...

NEW JERSEY DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES

CERTIFICATE OF FORMATION

GSD NJ LLC
0450486944

AVENTURA, FLORIDA 33180

8. Main Business Address:
950 US HIGHWAY 1 NORTH
WOODBRIDGE, NEW JERSEY 07095

Signatures:
DANIELLE ALVAREZ WOLF
AUTHORIZED REPRESENTATIVE

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal 4th day of May, 2020

Elizabeth Maher Muoio
State Treasurer

Certificate Number : 4101711553
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

New Jersey Division of Revenue & Enterprise Services
Certificate Of Amendment
NJSA 42:2C-19
New Jersey Limited Liability Company Act

State of New Jersey
Department of the Treasury
Division of Revenue & Enterprise Services
Business Amendments
Filed

Validation Number: 4185410242
09/27/22 15:49:02

Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

This Limited Liability Company filed with the Division of Revenue and Enterprise Services to amend its Certificate of Formation. The filer is responsible for ensuring strict compliance with NJSA 42:2C, the Revised Uniform New Jersey Limited Liability Company Act.

1. Name of Limited Liability Company: GSD NJ LLC

2. Business ID Number: 0450486944

3. Amendments:

Article 1, Business Name is amended as follows:

Previous Name: GSD NJ LLC
Amended Name: AYR WELLNESS NJ, LLC

The undersigned represent(s) that this filing complies with State law as detailed in NJSA 42:2C and that they are authorized to sign this form on behalf of the NJ Limited Liability Company on September 27, 2022.

Signature

JENNIFER DRAKE

New Jersey Division of Revenue & Enterprise Services
Certificate Of Amendment
NJSA 42:2C-19
New Jersey Limited Liability Company Act

State of New Jersey
Department of the Treasury
Division of Revenue & Enterprise Services
Business Amendments
Filed

Validation Number: 4205765141
04/24/23 16:13:57

Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

This Limited Liability Company filed with the Division of Revenue and Enterprise Services to amend its Certificate of Formation. The filer is responsible for ensuring strict compliance with NJSA 42:2C, the Revised Uniform New Jersey Limited Liability Company Act.

1. Name of Limited Liability Company: AYR WELLNESS NJ, LLC

2. Business ID Number: 0450486944

3. Amendments:

Article 7, the Members are amended to the following:

JONATHAN SANDELMAN, MEMBER
2601 SOUTH BAYSHORE DRIVE
SUITE 900
MIAMI, FL 33133

CHARLES MILES, MEMBER
2601 SOUTH BAYSHORE DRIVE
SUITE 900
MIAMI, FL 33133

The undersigned represent(s) that this filing complies with State law as detailed in NJSA 42:2C and that they are authorized to sign this form on behalf of the NJ Limited Liability Company on April 24, 2023.

Signature

JONATHAN SANDELMAN

New Jersey Division of Revenue & Enterprise Services
Certificate Of Amendment
NJSA 42:2C-19
New Jersey Limited Liability Company Act

State of New Jersey
Department of the Treasury
Division of Revenue & Enterprise Services
Business Amendments
Filed

Validation Number: 4206936337
05/04/23 10:55:51

Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

This Limited Liability Company filed with the Division of Revenue and Enterprise Services to amend its Certificate of Formation. The filer is responsible for ensuring strict compliance with NJSA 42:2C, the Revised Uniform New Jersey Limited Liability Company Act.

1. Name of Limited Liability Company: AYR WELLNESS NJ, LLC

2. Business ID Number: 0450486944

3. Amendments:

Article 7, the Members are amended to the following:

JONATHAN SANDELMAN, MANAGER
2601 SOUTH BAYSHORE DRIVE
SUITE 900
MIAMI, FL 33133

CHARLES MILES, MANAGER
2601 SOUTH BAYSHORE DRIVE
SUITE 900
MIAMI, FL 33133

PAUL FISHER, MANAGER
2601 SOUTH BAYSHORE DRIVE
SUITE 900
MIAMI, FL 33133

The undersigned represent(s) that this filing complies with State law as detailed in NJSA 42:2C and that they are authorized to sign this form on behalf of the NJ Limited Liability Company on May 04, 2023.

Signature

JONATHAN SANDELMAN